Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GRIID Infrastructure Inc. (the “Company”) on Form 10-Q, as amended, for the quarter ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James D. Kelly III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2024

By:	/s/ James D. Kelly III
James D. Kelly
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to GRIID Infrastructure Inc. and will be retained by of GRIID Infrastructure Inc. and furnished to the Securities and Exchange Commission or its staff upon request.